AGREEMENT

THIS AGREEMENT dated for reference the 6th day of May 2010

BETWEEN:
BARK GROUP INC., a Nevada corporation
(the “Company”)
OF THE FIRST PART
AND:
SAPEINS ALLIANCE LTD.,
(“Sapiens Alliance”)
OF THE SECOND PART
AND:
RENE LAURITSEN,
(“Lauritsen”)
OF THE THIRD PART
AND:
SVANECO LTD.
(“Svaneco”)
OF THE FOURTH PART
AND:
JESPER SVANE,
(“Svane”)
OF THE FIFTH PART
WHEREAS:

A. Sapiens Alliance Ltd. is a private company controlled by Lauritsen.

B. Svaneco is a private company controlled by Svane.

C. Sapiens Alliance, Lauritsen, Svaneco and Svane (together, the “Principal Shareholders”) are together the beneficial holders of shares of more than 80,000,000 shares of the Company’s common stock.

D. The Principal Shareholders have agreed to provide to the Company the right to direct that the Principal Shareholders sell an aggregate of 80,000,000 shares of the Company’s common stock held by the Principal Shareholders during a term commencing on the date of this Agreement and ending on 31 December 2010 in order to facilitate future acquisitions that may be completed by the Company.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements contained herein, and the payment of $1.00 made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties, intending to be legally bound, covenant and agree as follows:

1.           Definitions

1.1         The following terms will have the following meanings for the purposes of this Agreement:

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“Lauritsen Shares” means 40,000,000 shares of common stock of the Company beneficially owned by Sapiens Alliance and Lauritsen, as such beneficial ownership is disclosed in the Form 10-K annual report of the Company filed under the Exchange Act;

“Svane Shares” means 40,000,000 shares of common stock of the Company beneficially owned by Svaneco and Svane, as such beneficial ownership is disclosed in the Form 10-K annual report of the Company filed under the Exchange Act

“Principal Shareholder Shares” means the Lauritsen Shares and the Svane Shares, together;

“Purchase Price” means US$0.025 per Principal Shareholder Share to be sold pursuant to any Sales Notice;

“Purchaser” means a purchaser of Principal Shareholder Shares named in a Sales Notice;

“Sales Notice” has the meaning prescribed in Section 2.2 of this Agreement;

“Term” means the term of this Agreement commencing on the date of this Agreement and expiring on 31 December 2010.

2.            Right to Direct Share Sale

2.1           During the Term, the Company will have the right by delivery of a Sale Notice to the Principal Shareholders to cause the Principal Shareholders to sell all or a portion of the Principal Shareholder Shares to a Purchaser or Purchasers named by the Company at and for the payment of the Purchase Price.

2.2           The Company will exercise its rights under Section 2.1 by delivery to the Principal Shareholders of a notice (a “Sales Notice”), which Sales Notice will specify:

(a) the name of the Purchaser or names of the Purchasers, as applicable;

(b) the number of Principal Shareholder Shares to be purchased by each Purchaser; and

(c) the closing date for the purchase and sale of the Principal Shareholder Shares, which date will be not less than three business days and not later than thirty calendar days from the date that the Sales Notice is delivered.

2.3           Upon delivery of a Sales Notice, the Principal Shareholders will sell, assign and transfer to the Purchasers the Principal Shareholder Shares in accordance with the Sales Notice upon receipt of payment of the Purchase Price for the Principal Shareholder Shares.

3.            Voting during Term

3.1           During the Term, the Principal Shareholders will vote the Principal Shareholder Shares in favour of all matters proposed in any proxy circular delivered to the shareholders of the Company in accordance with its obligations under Section 14(a) of the United States Securities Exchange Act of 1934, as amended.

4.             Representations and Warranties of Principal Shareholders

4.1           Each of the Principal Shareholders represents and warranties that it is the legal and beneficial owner of the Principal Shareholder Shares held by them and has full right, title and authority to sell the Principal Shareholder Shares in the manner contemplated by this Agreement.

4.2           Each of the Principal Shareholders represents and warranties that the share purchase agreements referenced in the Form 8-K current report of the Company dated April 23, 2010 have been terminated and no Principal Shareholder Shares were transferred thereunder.

5.             Miscellaneous

5.1           This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

5.2           This Agreement may be executed in any number of counterparts, in original form or by electronic facsimile, with the same effect as if all parties to this Agreement had signed the same document and all counterparts will be construed together and constitute one and the same document.

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5.3           Each of the Principal Shareholders acknowledges having the opportunity and receiving the recommendation to obtain independent legal advice in connection with execution of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date and year first above written.

BARK GROUP INC.

Per: /s/ Bent Helvang
        ________________________________
        Authorized Signatory

        Bent Helvang - Secretary
        ________________________________
        Name and Title

SAPIENS ALLIANCE LTD.

Per: /s/ Rene Lauritsen
        ________________________________
        Authorized Signatory

        Owner Rene Lauritsen
        ________________________________
         Name and Title

RENE LAURITSEN:

        /s/ Rene Lauritsen
        ________________________________
        RENE LAURITSEN

SVANECO LTD.

Per: /s/ Jesper Svane
        ________________________________
        Authorized Signatory

        Jesper Svane/Owner
        ________________________________
         Name and Title

JESPER SVANE:

        /s/ Jesper Svane
        ________________________________
        JESPER SVANE